Exhibit 10.1

EXECUTION VERSION

Additional Credit Extension Amendment

This Additional Credit Extension Amendment is dated as of October 23, 2014 (this “Amendment”) by and among Manufacturers and Traders Trust Co. (the “Additional Lender”), Select Medical Corporation, a Delaware corporation (the “Borrower”), Select Medical Holdings Corporation, a Delaware corporation (“Holdings’) and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent.

W I T N E S S E T H:

WHEREAS, reference is hereby made to that certain Credit Agreement, dated as of June 1, 2011 and as amended by Amendment No. 1 dated as of August 8, 2012, the Additional Credit Extension Amendment dated as of August 13, 2012, Amendment No. 2 dated as of November 6, 2012, Amendment No. 3 dated as of February 15, 2013, the Additional Credit Extension Amendment dated as of February 20, 2013, Amendment No. 4 dated as of June 3, 2013, and Amendment No. 5, dated as of March 4, 2014, as amended, supplemented and in effect from time to time (the “Credit Agreement”; capitalized terms used herein and not defined shall have the meanings set forth in the Credit Agreement), among SELECT MEDICAL HOLDINGS CORPORATION (“Holdings”), SELECT MEDICAL CORPORATION (the “Borrower”), JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent (the “Administrative Agent” and the “Collateral Agent,” respectively), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and GOLDMAN SACHS BANK USA, as Co-Syndication Agents, MORGAN STANLEY SENIOR FUNDING, INC. and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents, and the several banks and other financial institutions from time to time party thereto as lenders (the “Lenders”).

WHEREAS, Section 2.21 of the Credit Agreement permits the Credit Agreement to be amended from time to time in order to provide for Extended Revolving Commitments;

WHEREAS, the Additional Lender has agreed, on the terms and conditions set forth herein, to provide $6,750,000 in aggregate principal amount of Extended Revolving Commitments in the form of 2018 Extended Revolving Commitments, as contemplated by Section 2.21 of the Credit Agreement ;

WHEREAS, in accordance with Section 2.21, the Additional Lender’s existing Revolving Commitments will be reduced in an amount that corresponds with the 2018 Extended Revolving Commitments being provided hereunder by the Additional Lender;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE. Amendments. The Credit Agreement is, effective as of the Amendment Effective Date (as defined below) hereby amended to reflect (x) that the Additional Lender is providing $6,750,000 in aggregate principal amount of 2018 Extended Revolving Commitments and (y) that the $6,750,000 in aggregate principal amount of the Additional Lender’s existing Revolving Commitments are hereby reduced to zero. In addition, after giving effect to this Amendment on the Amendment Effective Date, the aggregate amount of the Lenders’ 2018 Extended Revolving Commitments shall be as set forth on Schedule II to this Amendment.

SECTION TWO. Conditions to Effectiveness. This Amendment shall become effective on October 23, 2014 (the “Amendment Effective Date”) when, and only when, the following conditions have been satisfied:

(i)                                     this Amendment shall have been executed and delivered by the Borrower, Holdings, the other Loan Parties, the Additional Lender and the Administrative Agent;

(ii)                                  the Administrative Agent shall have received copies of the resolutions of the board of directors (or authorized committee thereof) of (x) Holdings, (y) the Borrower and (z) each Subsidiary Loan Party approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Amendment Effective Date by the corporate secretary or an assistant secretary thereof as being in full force and effect without modification or amendment;

(iii)                               the Administrative Agent shall have received a legal opinion dated the Amendment Effective Date from Dechert LLP in form and substance reasonably satisfactory to the Arrangers and the Administrative Agent;

(iv)                              the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (except to the extent any such representation or warranty is qualified by “materially,” “Material Adverse Effect” or a similar term, in which case such representation and warranty shall be true and correct in all respects) on and as of the date hereof (both before and after giving effect to the effectiveness of this Amendment) with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (provided that the solvency representation will be deemed to have been made on the Amendment Effective Date after giving effect to the effectiveness of this Amendment);

(v)                                 to the extent not previously delivered, the Additional Lender and the Administrative Agent shall have received at least 3 business days prior to the date hereof all documentation and other information about the Borrower and the Subsidiary Loan Parties required under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act that has been requested in writing at least 5 business days prior to the date hereof;

(vii)                           immediately prior to and after giving effect to the effectiveness of this Amendment, no Default has occurred or is continuing or shall result from the effectiveness of this Amendment; and

(viii)                        to the extent not previously delivered, (i) the Administrative Agent shall have received a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Property (together with a notice about special flood hazard area status and flood disaster assistance, if applicable, duly executed by the Borrower and each Loan Party relating thereto) and (ii) the Administrative Agent shall have received a copy of, or a certificate as to coverage under, the insurance policies required by Section 5.07 of the Credit Agreement including, without limitation, flood insurance policies (to the extent required in order to comply with applicable law) and the applicable provisions of the Security Documents, each of which shall be endorsed or otherwise amended to include a “standard” or “New York” lender’s loss payable or mortgagee endorsement (as applicable) and shall name the Collateral Agent, on behalf of the Secured Parties, as additional insured, in form and substance reasonably satisfactory to the Administrative Agent.

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SECTION THREE. Post-Closing Covenant. Subject to the provisions of the Collateral and Guarantee Requirement and any applicable limitations in any Loan Document, Borrower hereby agrees with the Administrative Agent to deliver, on or before the date that is 60 days after the Amendment Effective Date (or such longer period of time as may be agreed by the Administrative Agent in its sole discretion), with respect to each Mortgaged Property:

(a)                                 an amendment to each existing Mortgage (each, a “Mortgage Amendment”) duly executed and acknowledged by the applicable Loan Party and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Administrative Agent and otherwise approved by the applicable local counsel for filing in the appropriate jurisdiction;

(b)                                 with respect to each Mortgage Amendment (other than those Mortgage Amendments relating to Mortgaged Property located in New Jersey and Ohio), a datedown endorsement to each existing mortgage title policy (if such endorsement is not available in the jurisdiction, a title search and modification endorsement in lieu thereof) (each, a “Datedown Endorsement,” collectively, the “Datedown Endorsements”) relating to the Mortgaged Property subject to such Mortgage insuring the Administrative Agent that such Mortgage, as amended by such Mortgage Amendment is a valid and enforceable first priority lien on such Mortgaged Property in favor of the Collateral Agent for the benefit of the Secured Parties and that there are no Liens of record in violation of the provisions of the Loan Documents, and such Datedown Endorsement shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent; and

(c)                                  with respect to each Mortgage Amendment relating to Mortgaged Property located in New Jersey and Ohio, (i) title searches in form and substance reasonably acceptable to the Administrative Agent, conducted by a title insurance company reasonably acceptable to the Administrative Agent, which reflect that there are no Liens of record in violation of the provisions of the Loan Documents and (ii) opinions addressed to the Administrative Agent and the Collateral Agent for its benefit and for the benefit of the Secured Parties of (A) local counsel in each jurisdiction where the Mortgaged Property is located with respect to the enforceability and perfection of the Mortgages, as amended by such Mortgage Amendments, and other matters customarily included in such opinions and (ii) counsel for the Borrower regarding due authorization, execution and delivery of such Mortgage Amendments, in each case, in form and substance reasonably satisfactory to the Administrative Agent.

SECTION FOUR. Representations and Warranties. In order to induce the Additional Lender and the Administrative Agent to enter into this Amendment, the Borrower represents and warrants to each of the Additional Lender and the Administrative Agent that, after giving effect to this Amendment, and both before and after giving effect to the transactions contemplated by this Amendment:

(a)                                 no Default or Event of Default has occurred and is continuing;

(b)                                 the entry into this Amendment by (x) Holdings, (y) the Borrower and (z) each other Loan Party has been duly authorized by all necessary corporate or other action of each such entity; and

(c)                                  each of the representations and warranties made by each of the Loan Parties in or pursuant to the Loan Documents is true and correct in all material respects (except to the extent any such representation or warranty is qualified by “materially,” “Material Adverse Effect” or a

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similar term, in which case such representation and warranty shall be true and correct in all respects) on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, in all material respects as of such specific date).

SECTION FIVE. Reference to and Effect on the Loan Documents. On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment, and this Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement. The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION SIX. Reaffirmation. Each Loan Party (x) hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (y) by its signature below, hereby affirms and confirms (a) its obligations under each of the Loan Documents to which it is a party, and (b) the pledge of and/or grant of a security interest in its assets which are Collateral to secure such Obligations, all as provided in the Security Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant shall continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Loan Documents and (z) acknowledges and agrees that each of the Loan Documents in existence as of the date hereof shall be henceforth read and construed in accordance with and so as to give full force and effect to the ratifications, confirmations, acknowledgements and agreements made herein.

SECTION SEVEN. Costs, Expenses and Taxes. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent) in accordance with the terms of Section 9.03 of the Credit Agreement.

SECTION EIGHT. Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION NINE. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

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SELECT MEDICAL CORPORATION,
as the Borrower

By:	/s/ Joel T. Veit
	Name:	Joel T. Veit
	Title:	Sr. Vice President & Treasurer

SELECT MEDICAL HOLDINGS CORPORATION

By:	/s/ Joel T. Veit
	Name:	Joel T.Veit
	Title:	Sr. Vice President & Treasurer

EACH OF THE SUBSIDIARIES LISTED ON
SCHEDULE I HERETO

By:	/s/ Joel T. Veit
	Name:	Joel T. Veit
	Title:	Vice President

[Select Medical — Revolver Extension Amendment (Extension)]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Dawn L. LeeLum
Name:	Dawn L. LeeLum
Title:	Executive Director

[Select Medical — Revolver Additional Credit Extension Amendment (Extension)]

MANUFACTURERS & TRADERS TRUST CO.,
as an Additional Lender

By:	/s/ Raymond P. Cullen
	Name:	Raymond P. Cullen
	Title:	Vice-President

[Select Medical — Revolver Additional Credit Extension Amendment (Extension)]

SCHEDULE I

TO ADDITIONAL CREDIT EXTENSION AMENDMENT

SUBSIDIARY LOAN PARTIES

Group 1

	1.	Advantage Rehabilitation Clinics, Inc.
	2.	American Transitional Hospitals, Inc.
	3.	Baseline Rehabilitation, Inc.
	4.	C.E.R. - West, Inc.
	5.	Community Rehab Centers of Massachusetts, Inc.
	6.	Crowley Physical Therapy Clinic, Inc.
	7.	Dade Prosthetics & Orthotics, Inc.
	8.	Douglas Avery & Associates, Ltd.
	9.	Eagle Rehab Corporation
	10.	Fine, Bryant & Wah, Inc.
	11.	Georgia Physical Therapy, Inc.
	12.	Gulf Breeze Physical Therapy, Inc.
	13.	Hospital Holdings Corporation
	14.	Indianapolis Physical Therapy and Sports Medicine, Inc.
	15.	Intensiva Healthcare Corporation
	16.	Intensiva Hospital of Greater St. Louis, Inc.
	17.	Johnson Physical Therapy, Inc.
	18.	Joyner Sportsmedicine Institute, Inc.
	19.	Kentucky Rehabilitation Services, Inc.
	20.	Kessler Institute for Rehabilitation, Inc.
	21.	Kessler Orthotic & Prosthetic Services, Inc.
	22.	Kessler Rehab Centers, Inc.
	23.	Kessler Rehabilitation Corporation
	24.	Kessler Rehabilitation Services, Inc.
	25.	Madison Rehabilitation Center, Inc.
	26.	Metro Rehabilitation Services, Inc.
	27.	Metro Therapy, Inc.
	28.	New England Rehabilitation Center of Southern New Hampshire, Inc.
	29.	NovaCare Occupational Health Services, Inc.

30.	NovaCare Outpatient Rehabilitation East, Inc.
31.	NovaCare Outpatient Rehabilitation, Inc.
32.	NovaCare Rehabilitation of Ohio, Inc.
33.	NovaCare Rehabilitation, Inc.
34.	Pacific Rehabilitation & Sports Medicine, Inc.
35.	PR Acquisition Corporation
36.	Pro Active Therapy of North Carolina, Inc.
37.	Pro Active Therapy of South Carolina, Inc.
38.	Pro Active Therapy of Virginia, Inc.
39.	Pro Active Therapy, Inc.
40.	Professional Sports Care Management, Inc.
41.	Professional Therapeutic Services, Inc.
42.	Professional Therapy Systems, Inc.
43.	PTSMA, Inc.
44.	RCI (Michigan), Inc.
45.	RCI (WRS), Inc.
46.	Regency Management Company, Inc.
47.	Rehab Provider Network - East I, Inc.
48.	Rehab Provider Network - East II, Inc.
49.	Rehab Provider Network - Indiana, Inc.
50.	Rehab Provider Network - New Jersey, Inc.
51.	Rehab Provider Network - Pennsylvania, Inc.
52.	Rehab Provider Network of Colorado, Inc.
53.	Rehab Provider Network of Florida, Inc.
54.	Rehab Provider Network of New Mexico, Inc.
55.	Rehab Provider Network of North Carolina, Inc.
56.	Rehab Provider Network of South Carolina, Inc.
57.	Rehab Provider Network of Texas, Inc.
58.	Rehab Provider Network of Virginia, Inc.
59.	Rehab Provider Network-Michigan, Inc.
60.	Rehab Provider Network-Ohio, Inc.
61.	RehabClinics (GALAXY), Inc.
62.	RehabClinics (PTA), Inc.
63.	RehabClinics (SPT), Inc.
64.	RehabClinics, Inc.

65.	Rehabilitation Center of Washington, D.C., Inc.
66.	RPN of NC, Inc.
67.	S.T.A.R.T., Inc.
68.	Select Employment Services, Inc.
69.	Select Hospital Investors, Inc.
70.	Select Medical of Kentucky, Inc.
71.	Select Medical of Maryland, Inc.
72.	Select Medical of New York, Inc.
73.	Select Medical Rehabilitation Clinics, Inc.
74.	Select Medical Rehabilitation Services, Inc.
75.	Select NovaCare - KOP, Inc.
76.	Select NovaCare - PBG, Inc.
77.	Select NovaCare - PIT, Inc.
78.	Select Physical Therapy Holdings, Inc.
79.	Select Physical Therapy Network Services, Inc.
80.	Select Physical Therapy of Chicago, Inc.
81.	Select Physical Therapy Orthopedic Services, Inc.
82.	Select Provider Networks, Inc.
83.	Select Rehabilitation Hospital - Hershey, Inc.
84.	Select Specialty Hospital - Ann Arbor, Inc.
85.	Select Specialty Hospital - Arizona, Inc.
86.	Select Specialty Hospital - Augusta, Inc.
87.	Select Specialty Hospital - Beech Grove, Inc.
88.	Select Specialty Hospital - Charleston, Inc.
89.	Select Specialty Hospital - Cincinnati, Inc.
90.	Select Specialty Hospital - Colorado Springs, Inc.
91.	Select Specialty Hospital - Columbus, Inc.
92.	Select Specialty Hospital - Conroe, Inc.
93.	Select Specialty Hospital - Dallas, Inc.
94.	Select Specialty Hospital - Danville, Inc.
95.	Select Specialty Hospital - Denver, Inc.
96.	Select Specialty Hospital - Durham, Inc.
97.	Select Specialty Hospital - Erie, Inc.
98.	Select Specialty Hospital - Evansville, Inc.
99.	Select Specialty Hospital - Flint, Inc.

100.	Select Specialty Hospital - Fort Smith, Inc.
101.	Select Specialty Hospital - Fort Wayne, Inc.
102.	Select Specialty Hospital - Gainesville, Inc.
103.	Select Specialty Hospital - Greensboro, Inc.
104.	Select Specialty Hospital - Grosse Pointe, Inc.
105.	Select Specialty Hospital - Jackson, Inc.
106.	Select Specialty Hospital - Johnstown, Inc.
107.	Select Specialty Hospital - Kalamazoo, Inc.
108.	Select Specialty Hospital - Kansas City, Inc.
109.	Select Specialty Hospital - Knoxville, Inc.
110.	Select Specialty Hospital - Laurel Highlands, Inc.
111.	Select Specialty Hospital - Lexington, Inc.
112.	Select Specialty Hospital - Little Rock, Inc.
113.	Select Specialty Hospital - Longview, Inc.
114.	Select Specialty Hospital - Macomb County, Inc.
115.	Select Specialty Hospital - Madison, Inc.
116.	Select Specialty Hospital - McKeesport, Inc.
117.	Select Specialty Hospital - Memphis, Inc.
118.	Select Specialty Hospital - Midland, Inc.
119.	Select Specialty Hospital - Milwaukee, Inc.
120.	Select Specialty Hospital - Nashville, Inc.
121.	Select Specialty Hospital - North Knoxville, Inc.
122.	Select Specialty Hospital - Northeast New Jersey, Inc.
123.	Select Specialty Hospital - Northeast Ohio, Inc.
124.	Select Specialty Hospital - Northwest Detroit, Inc.
125.	Select Specialty Hospital - Oklahoma City, Inc.
126.	Select Specialty Hospital - Omaha, Inc.
127.	Select Specialty Hospital - Orlando, Inc.
128.	Select Specialty Hospital - Palm Beach, Inc.
129.	Select Specialty Hospital - Panama City, Inc.
130.	Select Specialty Hospital - Pensacola, Inc.
131.	Select Specialty Hospital - Phoenix, Inc.
132.	Select Specialty Hospital - Pittsburgh/UPMC, Inc.
133.	Select Specialty Hospital - Pontiac, Inc.
134.	Select Specialty Hospital - Quad Cities, Inc.

135.	Select Specialty Hospital - Saginaw, Inc.
136.	Select Specialty Hospital - San Antonio, Inc.
137.	Select Specialty Hospital - Savannah, Inc.
138.	Select Specialty Hospital - Sioux Falls, Inc.
139.	Select Specialty Hospital - South Dallas, Inc.
140.	Select Specialty Hospital - Springfield, Inc.
141.	Select Specialty Hospital - Tallahassee, Inc.
142.	Select Specialty Hospital - Topeka, Inc.
143.	Select Specialty Hospital - TriCities, Inc.
144.	Select Specialty Hospital - Tulsa, Inc.
145.	Select Specialty Hospital - Western Michigan, Inc.
146.	Select Specialty Hospital - Western Missouri, Inc.
147.	Select Specialty Hospital - Wichita, Inc.
148.	Select Specialty Hospital - Wilmington, Inc.
149.	Select Specialty Hospital - Winston-Salem, Inc.
150.	Select Specialty Hospital - Youngstown, Inc.
151.	Select Specialty Hospital - Zanesville, Inc.
152.	Select Specialty Hospitals, Inc.
153.	Select Subsidiaries, Inc.
154.	Select Synergos, Inc.
155.	Select Transport, Inc.
156.	Select Unit Management, Inc.
157.	SemperCare, Inc.
158.	Sports & Orthopedic Rehabilitation Services, Inc.
159.	The Rehab Group, Inc.
160.	Theraworks, Inc.
161.	Victoria Healthcare, Inc.
162.	OHRH ES, Inc.
163.	GRSH ES, Inc.
164.	Select Specialty Hospital — Daytona Beach, Inc.
165.	Select Specialty Hospital — Melbourne, Inc.
166.	GH General — San Antonio, LLC
167.	GR General — Scottsdale, LLC

Group 2

	168.	SelectMark, Inc.
	169.	SLMC Finance Corporation

Group 3

	170.	Select Physical Therapy of Albuquerque, Ltd.
	171.	Select Physical Therapy of Birmingham, Ltd.
	172.	Select Physical Therapy of Blue Springs Limited Partnership
	173.	Select Physical Therapy of Cave Springs Limited Partnership
	174.	Select Physical Therapy of Colorado Springs Limited Partnership
	175.	Select Physical Therapy of Connecticut Limited Partnership
	176.	Select Physical Therapy of Denver, Ltd.
	177.	Select Physical Therapy of Green Bay Limited Partnership
	178.	Select Physical Therapy of Illinois Limited Partnership
	179.	Select Physical Therapy of Kendall, Ltd.
	180.	Select Physical Therapy of Knoxville Limited Partnership
	181.	Select Physical Therapy of Lorain Limited Partnership
	182.	Select Physical Therapy of Louisville, Ltd.
	183.	Select Physical Therapy of Portola Valley Limited Partnership
	184.	Select Physical Therapy of Scottsdale Limited Partnership
	185.	Select Physical Therapy of St. Louis Limited Partnership
	186.	Select Physical Therapy of West Denver Limited Partnership
	187.	Select Physical Therapy Texas Limited Partnership

Group 4

	188.	Select Physical Therapy of Ohio Limited Partnership
	189.	Select Physical Therapy Limited Partnership for Better Living

Group 5

	190.	Regency Hospital of Odessa, LLLP
Group 6

	191.	Regency Hospital Company of Macon, L.L.C.
	192.	Regency Hospital Company of Meridian, L.L.C.
	193.	Regency Hospital Company of South Atlanta, L.L.C.
	194.	Regency Hospital Company of South Carolina, L.L.C.

	195.	Regency Hospital of Cincinnati, LLC
	196.	Regency Hospital of Columbus, LLC
	197.	Regency Hospital of Covington, LLC
	198.	Regency Hospital of Greenville, LLC
	199.	Regency Hospital of Jackson, LLC
	200.	Regency Hospital of Minneapolis, LLC
	201.	Regency Hospital of North Central Ohio, LLC
	202.	Regency Hospital of North Dallas Holdings, LLC
	203.	Regency Hospital of Northwest Arkansas, LLC
	204.	Regency Hospital of Northwest Indiana, LLC
	205.	Regency Hospital of Southern Mississippi, LLC
	206.	Regency Hospital of Toledo, LLC
	207.	Regency Hospital of Odessa Limited Partner, LLC
	208.	Regency Hospital of Fort Worth Holdings, LLC

Group 7

	209.	Kessler Professional Services, LLC
	210.	Argosy Health, LLC
	211.	Select Medical Property Ventures, LLC
	212.	Select Specialty Hospital — Northern Kentucky, LLC
	213.	Select Specialty Hospital — Tulsa/Midtown, LLC
	214.	West Gables Rehabilitation Hospital, LLC
	215.	GP Therapy, L.L.C.
	216.	The Rehab Group — Murfreesboro, LLC
	217.	Regency Hospital Company, L.L.C.
	218.	Regency Hospitals, LLC

SCHEDULE II

TO ADDITIONAL CREDIT EXTENSION AMENDMENT

2018 Extended Revolving Commitments

Lender	Amount

J.P. MORGAN CHASE BANK, N.A.	$46,750,000.00
BANK OF AMERICA, N.A.	$46,750,000.00
WELLS FARGO BANK, NATIONAL ASSOCIATION	$46,750,000.00
ROYAL BANK OF CANADA	$46,750,000.00
GOLDMAN SACHS BANK USA	$40,000,000.00
MORGAN STANLEY BANK, N.A.	$40,000,000.00
PNC BANK, NATIONAL ASSOCIATION	$19,500,000.00
MORGAN STANLEY SENIOR FUNDING, INC.	$6,750,000.00
MANUFACTURERS & TRADERS TRUST CO.	$6,750,000.00
Total	$300,000,000.00